SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 31, 2003


                            Group 1 Automotive, Inc.
             (Exact name of Registrant as specified in its charter)







              Delaware                      1-13461               76-0506313
   (State or other jurisdiction of    (Commission File Number) (I.R.S. Employer
   incorporation or organization)                            Identification No.)




                            950 Echo Lane, Suite 100
                              Houston, Texas 77024
               (Address of principal executive offices) (Zip code)

                                 (713) 647-5700
               (Registrant's telephone number including area code)



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Item 5.  Other Events

         On July 31, 2003, Group 1 Automotive, Inc., a Delaware corporation (the "Company"), announced that it intends to commence a private offering of senior subordinated notes. The text of the press release is attached as Exhibit 99.1 hereto and incorporated herein by this reference.

Item 7.  Financial Statements and Exhibits


     (c) Exhibits

              99.1 Press Release of Group 1 Automotive, Inc. dated as of July 31, 2003.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                    Group 1 Automotive, Inc.



         July 31, 2003              By:  /s/Scott L. Thompson
-------------------------------     --------------------------
               Date                 Scott L. Thompson, Executive Vice President,
                                    Chief Financial Officer and Treasurer



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                                INDEX TO EXHIBITS





Exhibit No.             Description
------------            ------------
        99.1            Press Release of Group 1 Automotive, Inc. dated as of
                        July 31, 2003.